UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 17, 2007
Quiksilver, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14229 (Commission File Number)	33-0199426 (IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA (Address of principal executive offices)		92649 (Zip Code)
Registrant’s telephone number, including area code:
(714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Exhibit 10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On October 17, 2007, the Compensation Committee of the Board of Directors of Quiksilver, Inc. (the “Company”) granted an award of 20,000 restricted shares of Company common stock (the “Restricted Stock”) to each of Robert B. McKnight, Jr., the Company’s Chief Executive Officer, and Bernard Mariette, the Company’s President. The Restricted Stock was granted pursuant to the terms of the Company’s 2000 Stock Incentive Plan (the “Plan”) and was valued at the fair market value of $13.47 per share, the closing price of the Company’s common stock on the New York Stock Exchange on October 17, 2007 (the “Grant Date”). The Restricted Stock is subject to the terms of the Plan and an individual Restricted Stock Agreement to be executed by each of the executives (the “Restricted Stock Agreement”).
     In accordance with the Restricted Stock Agreement and subject to its terms, the Restricted Stock will vest, and restrictions will lapse, on the fifth anniversary of the Grant Date. Unvested Restricted Stock generally may not be sold, assigned, pledged or otherwise disposed of or encumbered. The executive is entitled to cash dividends and voting rights with respect to the Restricted Stock he has been granted even if such Restricted Stock is unvested. Such rights, however, will terminate as to any Restricted Stock forfeited to the Company (as described below).
     If the executive ceases to provide services to the Company, the executive’s unvested Restricted Stock will be forfeited to the Company, except as provided below. If the executive dies or becomes permanently disabled, all of the unvested Restricted Stock will immediately accelerate and vest, and all restrictions will lapse. In addition, if the executive is terminated by the Company, other than for misconduct, following a Change in Control or Corporate Transaction (each as defined in the Restricted Stock Agreement attached as Exhibit 10.1), all of the unvested Restricted Stock will immediately accelerate and vest, and all restrictions will lapse. The unvested Restricted Stock will also accelerate and vest immediately prior to the date of a Corporate Transaction unless, in connection with the Corporate Transaction, either (i) the Restricted Stock Agreement is continued or assumed by the successor corporation or (ii) a new agreement of comparable value covering shares of the successor corporation is substituted in exchange for the shares of unvested Restricted Stock.
     A copy of the form of Restricted Stock Agreement is attached as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Form of Restricted Stock Agreement

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2007	Quiksilver, Inc. (Registrant)
	By:	/s/ Charles S. Exon
Charles S. Exon
Executive Vice-President, Business & Legal Affairs, Secretary and General Counsel

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INDEX TO EXHIBITS

Exhibit No.	Exhibit Title or Description
10.1	Form of Restricted Stock Agreement

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